Exhibit 10.19

AMENDMENT No. 2 TO THE AMENDED AND RESTATED LICENSE AND SUPPLY AGREEMENT

This Amendment to the Amended and Restated License and Supply Agreement is made and entered into as of this 12th day of December, 2016, by and between Columbia Laboratories (Bermuda) Limited, a Bermuda corporation having its principal place of business at Canon’s Court, 22 Victoria Street, PO Box HM 1179, Hamilton HM 12, Bermuda ("Licensor"), and Ares Trading S.A., a Swiss company with its principal place of business at c/o Zone Industrielle, 1267 Coinsins, Switzerland ("Licensee").

WITNESSETH:

WHEREAS, Licensor and Licensee entered into a License and Supply Agreement dated as of May 20, 1999, as such agreement was amended and restated as of June 4, 2002, and further amended by Amendment No. 1 thereto, dated December 21, 2006 and Second Amended and Restated License dated May 19, 2010 that was further amended by Amendment 1 effective April 4th, 2013(“Agreement”);

WHEREAS, this Amendment is the second amendment to the Amended and Restated License and Supply Agreement dated May 19, 2010;

WHEREAS, Licensor in order to ensure the continued supply of Progesterone Micronized anticipates entering into a long term supply agreement with ASPEN OSS B.V., and

WHEREAS, Licensee wishes to have a long term supply of Progesterone Micronized;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows.

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.Agreement.   The Agreement is hereby incorporated by reference into this Amendment as if fully set forth herein.

2.Amendment.  Section 4(o) is added to the Agreement and shall read: “Licensor anticipates entering into an agreement with ASPEN OSS B.V. (“ASPEN”) that will require certain minimum purchases of Progesterone Micronized until 2020. If Licensor enters into such an agreement prior to December 31, 2016, Licensee hereby agrees, without limiting Licensee’s obligation to purchase Product pursuant to the Agreement, to purchase all Progesterone Micronized received by Licensor from ASPEN over the time period as to make whole Licensor for cost incurred by agreeing to purchase minimums as set forth in Schedule I attached and made a part of this Amendment.  For avoidance of doubt, the foregoing purchase obligation can be fulfilled by Licensee purchasing Product as defined in section 1 (v, w and x) containing such Progesterone Micronized from Licensor and/or by Licensee purchasing Progesterone Micronized from Licensor.”

3. Amendment.  The first sentence of the first paragraph of Section 4 (m) (which, for the avoidance of doubt, begins with “Licensor shall manufacture…” and ends with “….shearing cycles.”) is deleted and not replaced.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written,

Columbia Laboratories (Bermuda) Ltd.

/s/ George O. Elston

By:_George O. Elston_

Title:_Director_______

Ares Trading S.A.

/s/ Luigia Bocola

By:_ Luigia Bocola

Title:_Authorized Representative

/s/ Laurent Bastide

By:_ Laurent Bastide

Title:_Authorized Representative

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Schedule I Progesterone Micronized being purchased by Licensor

Year	Minimum Annual Volume Commitment (g)	MOQ (g)	IOQ (g)
2017	[***]	[***]	[***]
2018	[***]	[***]	[***]
2019	[***]	[***]	[***]

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.